CMFG LIFE INSURANCE COMPANY

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT

                     SUPPLEMENT DATED SEPTEMBER 20, 2012 TO

                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II

                          PROSPECTUS DATED MAY 1, 2011

THIS SUPPLEMENT UPDATES YOUR MEMBERS(R) VARIABLE UNIVERSAL LIFE II PROSPECTUS, AND CONTAINS INFORMATION THAT YOU SHOULD READ AND MAINTAIN FOR FUTURE REFERENCE. PLEASE KEEP THIS SUPPLEMENT WITH YOUR RECORDS.

   Your MEMBERS(R) Variable Universal Life II Policy issued by CMFG Life Insurance Company ("we" or "us"), has a Subaccount that invests in the High Income Fund/VA (Non-Service Class) (the "Acquired Portfolio") of the OppenheimerFunds, Inc. ("Oppenheimer"). We have received notice that the Board of Trustees of Oppenheimer has approved, subject to shareholder approval, the merger of the Acquired Portfolio with and into the Global Strategic Income Fund/VA (Non-Service Class) (the "Acquiring Portfolio") of Oppenheimer. We have also been informed that shareholders, at a meeting held on September 14, 2012, have approved the merger of the Acquired Portfolio with and into the Acquiring Portfolio."

   The merger is expected to close on or about October 26, 2012 (the "Merger Date"). Upon the effectiveness of the merger, the Acquired Portfolio will no longer be available as an investment option in your Policy, and as of the Merger Date, any values you have in the Subaccount that invests in the Acquired Portfolio will reflect values in the Subaccount that invests in the Acquiring Portfolio. If you do not want to be invested in the Subaccount that invests in the Acquiring Portfolio, you should transfer to another Subaccount and adjust any automatic transactions that you may have established accordingly. Transfers made from the Subaccount that invests in the Acquired Portfolio or Acquiring Portfolio on and after the date of this supplement will not count against the number of free transfers allowed during this Policy Year, and we will waive any fee otherwise applicable to such transfers.

   For a period of time after the effectiveness of the merger, communications we send regarding your Policy may continue to reflect the name of the Acquired Portfolio, rather than the Acquiring Portfolio.

   If you have any questions, please contact us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.

   10003123-0912